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                                                                   EXHIBIT 10.13

                            FIRST AMENDMENT TO LEASE


This Agreement made this 28th day of June, 1994 and between 25 Mall Road Trust ("Landlord) and OBJECT DESIGN, INC. ("Tenant).

                                 WITNESSETH THAT

Whereas, Landlord and Tenant entered into a Lease dated September 15, 1993 for space consisting of 45,815 rentable square feet on the fifth and sixth floors of the building known as 25 Burlington Mall Road, Burlington, MA; and

Whereas, Landlord and Tenant desire to amend the Lease as stated herein.

Now, therefor, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1. Section 1.1 is amended by deleting after the words "Rentable Floor Area of Tenant's Space" the figure "45,81) and by inserting in its place the figure "49,539", for an additional 3,724 rentable square feet, (the "Additional Space") as shown on Exhibit A-4 attached hereto.

2. Section 1.1 is amended by deleting after the words "Annual Estimated Electrical Cost to Tenant's Space (included in Annual Rent)" the figure "$38,942.75" and by inserting in its place the figure "42,108.15".

3.       Section 1/1 is amended by deleting after the words "Annual Rent" the
         figure "            " and by inserting in its place the figure
         "$            ". Additionally, the second and third line of the subpart
         of Section 1.1 entitled "Annual Rent" shall be amended by deleting the
         figures "45,815 rentable square feet" and "$            " and inserting
         in lieu thereof the figures "49,539 rentable square feet" and
         "            " respectively,

4.       Section 1/1 is amended by deleting after the words "Security Deposit"
         the figure "$        " and by inserting in its place the figure
         "          ".

5. The Scheduled Term and Rent Commencement Date for the Additional Space is approximately June 1, 1994 or the date
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         on which the space is available for occupancy as evidenced by a
         Certificate of Occupancy from the Town of Burlington.

6.       The Term Expiration Date for the Additional Space is November 30, 2001.
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First Amendment to Lease between 25 MALL ROAD TRUST and OBJECT DESIGN, INC.


7. Section 11.2, Page 18 of the Lease is amended by deleting after the words "...the Letter of Credit may be reduced to the face amount per the following schedule:" the words:

                  "First day of the forty-ninth (49th) month: $ "First day of the sixty-first (61st) month: $ "First day of the seventy-third (73rd) month: $ "First day of the eighty-fifth (85th) month: $

         and by inserting in their place the words:

                  "First day of the forty-ninth (49th) month: $ "First day of the sixty-first (61st) month: $ "First day of the seventy-third (73rd) month: $ "First day of the eighty-fifth (85th) month: $

8.       Item 2 of Exhibit B, Rider to Lease does not apply to the Additional
         Space.

9. In regards to the Additional Space, Landlord agrees to provide Tenant with an allowance of up to $20.00 per rentable square foot to be applied toward the cost of leasehold improvements and architectural and engineering costs to prepare the Complete Plans. Landlord further agrees to amortize up to an additional $2.00 per rentable square foot should Tenant's actual leasehold improvement costs so require, such costs to be amortized form the Scheduled Term Commencement Date for the Additional Space through November 18, 1997.

10. Except as amended herein, the Lease remains unchanged and in full force and effect.

[signature page follows]
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First Amendment to Lease between 25 MALL ROAD TRUST and OBJECT DESIGN, INC.


                                       LANDLORD: 25 MALL ROAD TRUST
                                       By Its Agent Spaulding and Slye
                                       Services Limited Partnership



                                          by:  ________________________________
                                               Robert K. Lemons
                                               Senior Vice President

                                      TENANT:  OBJECT DESIGN, INC.


                                          by: _________________________________



                                              _________________________________
                                              (please print name
                                              and title)